Public Service Enterprise Group PSEG Earnings Conference Call 3rd Quarter 2020 October 30, 2020 EXHIBIT 99.1

Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to: fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units; our ability to obtain adequate fuel supply; market risks impacting the operation of our generating stations; increases in competition in wholesale energy and capacity markets; changes in technology related to energy generation, distribution and consumption and customer usage patterns; economic downturns; third-party credit risk relating to our sale of generation output and purchase of fuel; adverse performance of our nuclear decommissioning and defined benefit plan trust fund investments and changes in funding requirements; the impact of changes in state and federal legislation and regulations on our business, including PSE&G’s ability to recover costs and earn returns on authorized investments; PSE&G’s proposed investment programs may not be fully approved by regulators and its capital investment may be lower than planned; the impact on our New Jersey nuclear plants if such plants are not awarded Zero Emission Certificates (ZEC) in future periods, there is an adverse change in the amount of future ZEC payments, the ZEC program is overturned or modified through legal proceedings or if adverse changes are made to the capacity market construct; adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning; the impact of state and federal actions aimed at combating climate change on our natural gas assets; risks associated with our ownership and operation of nuclear facilities, including regulatory risks, such as compliance with the Atomic Energy Act and trade control, environmental and other regulations, as well as financial, environmental and health and safety risks; changes in federal and state environmental regulations and enforcement; delays in receipt of, or an inability to receive, necessary licenses and permits; the impact of any future rate proceedings; adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry; changes in tax laws and regulations; the impact of our holding company structure on our ability to meet our corporate funding needs, service debt and pay dividends; lack of growth or slower growth in the number of customers or changes in customer demand; any inability of PSEG Power to meet its commitments under forward sale obligations; reliance on transmission facilities that we do not own or control and the impact on our ability to maintain adequate transmission capacity; any inability to successfully develop, obtain regulatory approval for, or construct generation, transmission and distribution projects; any equipment failures, accidents, severe weather events or other incidents, including pandemics such as the ongoing coronavirus pandemic, that may impact our ability to provide safe and reliable service to our customers; our inability to exercise control over the operations of generation facilities in which we do not maintain a controlling interest; any inability to recover the carrying amount of our long-lived assets and leveraged leases; any inability to maintain sufficient liquidity; any inability to realize anticipated tax benefits or retain tax credits; challenges associated with recruitment and/or retention of key executives and a qualified workforce; the impact of our covenants in our debt instruments on our operations; the impact of the ongoing coronavirus pandemic; the impact of acts of war, terrorism, cybersecurity attacks or intrusions; and failure to sell or otherwise dispose of all or a portion of PSEG Power’s non-nuclear generating fleet on terms that are favorable to us, or at all, or any delay of such transaction or transactions due to market conditions, the failure to satisfy conditions to closing or otherwise. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws. The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-Looking Statements

PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Non-GAAP Operating Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting and material one-time items. Non-GAAP Adjusted EBITDA excludes the same items as our non-GAAP Operating Earnings measure as well as income tax expense, interest expense and depreciation and amortization. The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA with a reference to those slides included on each of the slides where the non-GAAP information appears. Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Management believes non-GAAP Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Management also believes that non-GAAP Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Non-GAAP Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management’s decision to deploy capital. The presentation of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income/(Loss), which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies. Due to the forward looking nature of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure. Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility. GAAP Disclaimer From time to time, PSEG, PSE&G and PSEG Power release important information via postings on their corporate Investor Relations website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the Investor Relations website to review new postings. You can also use the “Email Alerts” link at https://investor.pseg.com to sign-up for automatic email alerts regarding new postings.

PSEG Q3 2020 Review Ralph Izzo Chairman, President and Chief Executive Officer

PSEG Q3 2020 Third Quarter Highlights Net Income per share of $1.14 in Q3 2020 vs. $0.79 in Q3 2019 Non-GAAP Operating Earnings* per share of $0.96 in Q3 2020 vs. $0.98 in Q3 2019 PSEG results on track for full-year 2020: non-GAAP Operating Earnings Guidance updated to remove $0.05 per share from lower end of range, now $3.35 - $3.50 per share PSE&G results reflect ongoing investment in utility infrastructure, higher gas work and storm related O&M, and several tax adjustments expected to reverse over coming quarters PSEG Power results benefited from higher capacity revenues and cost reductions Operational Excellence TS Isaias was most damaging since Superstorm Sandy in 2012; ~1 million PSEG customers lost power; 90% and 80% restored within 72 hours in NJ and LI, respectively Nuclear operations achieved a capacity factor of 95.7% for the quarter and 94.2% for YTD Disciplined Capital Investment NJ Board of Public Utilities (NJPBU) approved 3-year, $1 billion Clean Energy Future (CEF) – Energy Efficiency (EE) settlement PSE&G on track to invest $2.7 billion in T&D infrastructure, including ES II and GSMP II Remaining $1 billion of proposed Clean Energy Future investments in Energy Cloud-AMI, Electric Vehicle Infrastructure and Energy Storage pending at NJBPU ES II=Energy Strong II; GSMP II=Gas System Modernization Program II; T&D=Transmission & Distribution; TS= Tropical Storm; AMI=Advanced Metering Infrastructure *See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP).

Raising the low end of guidance to reflect strong cost control at PSEG Power and overall results through the first three quarters Non-GAAP Operating Earnings* Contribution by Subsidiary 2019 Actual and 2020E Guidance *See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP). **Based on the mid-point of 2020 non-GAAP Operating Earnings guidance of $3.35 - $3.50 per share. E = Estimate. $3.35 - $3.50E PSEG Updating 2020 Full-Year Guidance and Adjusting Subsidiary Contribution Ranges

PSEG - Regulatory and Policy Objectives State Regulatory Proceedings NJBPU approved settlement of the CEF-EE filing on September 23, authorizing a $1 billion, 3-year program NJBPU completed first phase of EV stakeholder proceeding covering light-duty vehicles and public charging infrastructure CEF-EC/AMI evidentiary hearings starting late November; CEF-EV/ES evidentiary hearings scheduled for early December NJBPU Resource Adequacy (FRR) Report now expected Q1 2021 PSEG Nuclear filed ZEC applications for 2022 to 2025 period on October 1; Final NJBPU decision expected April 2021 Investment Priorities Aligned with NJ’s Clean Energy Agenda Remaining $1 billion of CEF filings (Cloud/AMI, Vehicles and Storage) supports New Jersey’s Clean Energy goals PSEG continuing due diligence and negotiations toward a joint venture agreement to potentially acquire a 25% interest in Ørsted’s 1,100 MW Ocean Wind project Federal Energy Regulatory Commission (FERC) / PJM Senate confirmation process ongoing on pending FERC nominations of Mark Christie (R) and Allison Clements (D) FERC’s NOPR on transmission incentives supports continued incentives for projects and an expanded RTO incentive Based on PJM's compliance filings to FERC's Capacity Order, the MOPR floor prices are not expected to prevent NJ nuclear units from clearing in the upcoming 2022/2023 RPM Capacity Auction Timing of 2022/2023 RPM Capacity Auction awaiting final FERC determinations; June 2021 is earliest expected FERC adopted reforms to improve pricing in the PJM Reserve market EV=Electric Vehicle; EC=Energy Cloud; AMI=Advanced Metering Infrastructure; ES=Energy Storage; FRR=Fixed Resource Requirement; ZEC=Zero Emissions Certificate; NOPR=Notice of Propose Rulemaking; RTO=Regional Transmission Organization; MOPR=Minimum Offer Price Rule; RPM=Reliability Pricing Model

PSEG Q3 2020 Operating Company Review Dan Cregg EVP and Chief Financial Officer

PSEG – Q3 Results by Subsidiary Net Income 2020 2019 Change PSE&G $ 0.61 $ 0.68 $ (0.07) PSEG Power $ 0.51 $ 0.10 $ 0.41 PSEG Enterprise/Other $ 0.02 $ 0.01 $ 0.01 Total PSEG $ 1.14 $ 0.79 $ 0.35 Non-GAAP Operating Earnings* 2020 2019 Change PSE&G $ 0.61 $ 0.68 $ (0.07) PSEG Power $ 0.33 $ 0.29 $ 0.04 PSEG Enterprise/Other $ 0.02 $ 0.01 $ 0.01 Total PSEG* $ 0.96 $ 0.98 $ (0.02) *See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG, PSEG Power and PSEG Enterprise/Other. PSEG Q3 EPS Summary – Quarter ended September 30

$ / share PSEG EPS Reconciliation – Q3 2020 versus Q3 2019 Capacity 0.03 Re-contracting & Market (0.02) Volume (0.02) Gas Operations 0.02 O&M 0.03 Depreciation & Interest 0.01 Taxes & Other (0.01) Transmission 0.04 Electric Margin 0.01 Weather 0.01 Weather Normalization Clause Reversal (0.04) Gas Bad Debt Reversal 0.01 Distribution O&M (0.03) Distribution Depreciation (0.01) Distribution Non-Operating Pension/OPEB 0.01 Distribution Taxes & Other (0.07) Lower Taxes partially offset by Loss on Sale of Investment *See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

PSEG – Year-to-Date Results by Subsidiary Net Income/(Loss) 2020 2019 Change PSE&G $ 2.04 $ 1.92 $ 0.12 PSEG Power $ 0.87 $ 0.61 $ 0.26 PSEG Enterprise/Other $ - $ (0.06) $ 0.06 Total PSEG $ 2.91 $ 2.47 $ 0.44 Non-GAAP Operating Earnings* 2020 2019 Change PSE&G $ 2.04 $ 1.92 $ 0.12 PSEG Power $ 0.74 $ 0.71 $ 0.03 PSEG Enterprise/Other $ - $ 0.01 $ (0.01) Total PSEG* $ 2.78 $ 2.64 $ 0.14 *See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSEG Power and PSEG Enterprise/Other. PSEG YTD EPS Summary – Nine Months ended September 30

$ / share PSEG EPS Reconciliation – YTD 2020 versus YTD 2019 ZECs 0.10 Capacity (0.15) Re-contracting & Market (0.02) Volume (0.02) O&M 0.08 Taxes & Other 0.04 Transmission 0.15 Electric Margin 0.01 Gas Margin 0.06 Weather & Weather Normalization Clause Reversal (0.05) Distribution O&M (0.02) Distribution Depreciation & Interest (0.04) Distribution Non-Operating Pension/OPEB 0.06 Distribution Taxes & Other (0.05) Loss on Sale of Investment and Higher Interest Expense *See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). Note: Prior quarter results may not add due to rounding.

PSE&G Q3 2020 Review

$ / share PSE&G EPS Reconciliation – Q3 2020versus Q3 2019 Transmission 0.04 Electric Margin 0.01 Weather 0.01 Weather Normalization Clause Reversal (0.04) Gas Bad Debt Reversal 0.01 Distribution O&M (0.03) Distribution Depreciation (0.01) Distribution Non-Operating Pension/OPEB 0.01 Distribution Taxes & Other (0.07)

PSE&G – Q3 Weather Summary

PSE&G Monthly Weather Summary

Q3 2020 vs. Q3 2019 vs. Normal

Monthly Temperature Humidity Index (THI)


8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
6,854
6,710
5,307
5,315
4,522
4,743
2,198
2,216
2,158
July
August
September
2020
2019
Normal

Total Hours at 90°F or Higher


140
120
100
80
60
40
20
0
0
30
96
5
9
92
7
34
64
2020
2019
Normal
July
August
September

Q3 2020 temperature-humidity index was ~7% higher than Q3 2019 and ~18% higher than normal

Q3 2020 total hours at or above 90°F were ~19% higher than Q3 2019 and ~20% higher than normal

15

Landmark CEF-Energy Efficiency Agreement Approved

- CEF-EE settlement approved by the NJBPU September 23 to commit $1B in energy efficiency investments over the next 3 years through a suite of 10 utility-led programs
- Increases annual investment spend on new and existing EE by 10X to ~$350M/year
- CEF-EE investment starts Q4 2020; 2021 ramp up year of ~$125M
- A typical residential customer* can save $17 (9%) per month in 2025E by participating in programs with smart thermostat, smart power strip, 5 LED light bulbs, efficient HVAC equipment and home energy reports; non-participating customer bill increase is $1 (<1%) per month
- Lost revenue recovery through Conservation Incentive Program starting June/October 2021 (electric/gas) aligns incentives for utility, customer and state policy goals; first NJ electric utility approved for the CIP recovery mechanism
- Creates 3,200 direct and 1,100 indirect clean energy jobs
- Energy savings targets measured over 5-years; No penalties during first 3 years
- Improves New Jersey into a national leader in EE

Clean Energy Future - EE	Investment	ROE	Amortization	Lost Revenue Recovery**
As Filed	$2.5B/6 Years	9.6%	15 Year	GEM
Approved	$1B/3 Years	9.6%	10 Year	CIP

E=Estimate. *Sample of a typical combined customer. **CIP=Conservation Incentive Program. GEM=Green Enabling Mechanism. CIP adjusts revenues for changes in usage from its last (2018) Distribution Base Rate Case to account for variations resulting from lost revenues due to EE, solar net metering, weather, economic factors, etc.

16

PSE&G to invest $1B of capital in Energy Efficiency, one of the largest efforts in the U.S. PSE&G Investment: $1 Billion, 3-Year Program delivering universal access to lower customer bills through a comprehensive suite of EE programs PSE&G Energy Efficiency Offerings Residential Programs $300M Commercial & Industrial Programs $700M Efficient Products Prescriptive Existing Homes Custom Behavioral Small Non-Res Efficiency Multi-Family Energy Management Income Eligible Engineered Solutions Other Benefits Conservation Incentive Program addresses lost revenues 3,200 direct clean energy jobs 8 million metric tons of CO2 avoided* 2.2 NJ cost test score** *Through 2050. ** Source: PSEG.  NJ Cost Test Score represents the relative value of societal benefits including, among other things, environmental, economic and non-energy benefits, to program costs.

PSE&G – Q3 Highlights

Operations

- ✓ Weather-normalized electric sales declined by 1% in Q3: Residential sales increased by 7%, more than offset by commercial and industrial sales decrease of 6%
- ✓ For the trailing 12 months ended September 30, weather-normalized electric and gas sales were ~3% and ~1% lower, respectively

Regulatory and Market Environment

- ✓ Filed 2021 FERC formula rate update in October, will result in net reduction in costs to PSE&G customers
- ✓ PSE&G filed on August 3 its first COVID-19 costs/impacts deferral report with the NJBPU
- ✓ CEF-EE lost revenue recovery through CIP starting June/October 2021 (electric/gas); Gas weather normalization clause will be phased out upon CIP implementation
- ✓ CEF-EC/AMI and CEF-EV/ES evidentiary hearings starting late November/early December 2020

Financial

- ✓ PSE&G invested $1.9 billion YTD, on track to spend $2.7 billion in 2020 on reliability investments in T&D
- ✓ PSE&G issued $375 million of 30-year MTNs at 2.05%; retired $250 million of MTNs at maturity in August
- ✓ PSE&G 2020 earnings guidance narrowed to $1,325 million - $1,355 million from $1,310 million - $1,370 million

MTN=Medium-Term Note

18

PSEG Power Q3 2020 Review

PSEG Power EPS Reconciliation – Q3 2020 versus Q3 2019 Q3 2019 Net Income Q3 2019 Operating Earnings (non-GAAP)* Q3 2020 Net Income Q3 2020 Operating Earnings (non-GAAP)* Capacity 0.03 Re-contracting & Market (0.02) Volume (0.02) Gas Operations 0.02 O&M 0.03 Depreciation & Interest 0.01 Taxes & Other (0.01) *See Slide B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). $ / share ~ ~ $0.55 $0.50

PSEG Power – Q3 Generation Measures Total Nuclear Total Coal**** Natural Gas & Oil *Indicates Period Net Generation, negative value reflects more GWh required to operate plants than were generated. Excludes Solar and Kalaeloa. **Excludes peaking and steam generation. ***Includes Oil Fuel Costs of < $1 million each in 2019 and 2020. ****PSEG Power completed the sale of its ownership interests in Keystone and Conemaugh generation, labeled as PA Coal in the Capacity Factor table, in September 2019. PSEG Power – Generation (GWh)* 16,281 14,903 PSEG Power – Capacity Factors (%)* Quarter ended September 30 ($ millions) 2019 2020 Gas*** $ 146 $ 115 Coal 24 - Total Fossil 170 115 Nuclear 47 50 Total Fuel Cost $ 217 $ 165 Total Generation (GWh)* 16,281 14,903 $ / MWh 13.33 11.07 PSEG Power – Fuel Costs* Quarter ended September 30 2019 2020 Combined Cycle** 63.4% 58.4% Coal PA 73.5% N/A CT 0.0% 0.0% Nuclear 90.8% 95.7% (2)

PSEG Power – YTD Generation Measures Total Nuclear Total Coal**** Natural Gas & Oil PSEG Power – Generation (GWh)* 43,511 40,819 PSEG Power – Capacity Factors (%)* PSEG Power – Fuel Costs* *Indicates Period Net Generation, negative value reflects more GWh required to operate plants than were generated. Excludes Solar and Kalaeloa. **Excludes peaking and steam generation. ***Includes Oil Fuel Costs of $4 million and $2 million in 2019 and 2020, respectively. ****PSEG Power completed the sale of its ownership interests in Keystone and Conemaugh generation, labeled as PA Coal in the Capacity Factor table, in September 2019. (16) Nine Months ended September 30 ($ millions) 2019 2020 Gas*** $ 396 $ 310 Coal 78 - Total Fossil 474 310 Nuclear 137 144 Total Fuel Cost $ 611 $ 454 Total Generation (GWh)* 43,511 40,819 $ / MWh 14.04 11.12 Nine Months ended September 30 2019 2020 Combined Cycle** 51.3% 49.0% Coal PA 75.4% N/A CT 2.3% 0.0% Nuclear 91.0% 94.2%

PSEG Power – Gross Margin Performance Capacity prices changed June 1: Average price now $168 MW/day in PJM and $195 MW/day in ISO-NE through May 31, 2021; Bridgeport Harbor 5 capacity locked in at $231 MW/day for 7 years* Re-contracting at lower market prices Regional Performance Region Q3 Gross Margin ($M) Q3 2020 Performance PJM $437 Lower volumes from sale of Keystone and Conemaugh and re-contracting at lower market prices partially offset by higher capacity revenues New England $43 Lower capacity prices offset by lower cost to serve New York $17 Lower market prices offset by higher demand PSEG Power Gross Margin ($/MWh) Quarter ended September 30 *PSEG Power’s cleared capacity auction price includes escalations over the 7-year period based on the Handy-Whitman Index.

Hedging Update Contracted Energy* *Volumes reflect management’s view of hedge percentages and prices as of September 30, 2020 and reflect revenues of full requirement load deals based on contract price including renewable energy credits, ancillary and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options. Oct - Dec 2020 2021 2022 Nuclear Volume TWh 7 31 30 % Hedged 100% 100% 60-65% Price $/MWh $36 $35 $34 Combined Cycle Volume TWh 4-6 17-19 18-20 % Hedged 85-90% 35-40% 0% Price $/MWh $36 $35 $ - Total Volume TWh 11-13 48-50 48-50 % Hedged 95-100% 75-80% 35-40% Price $/MWh $36 $35 $34

PSEG Power – Q3 Highlights Q3 output down 9% vs Q3 2019, reflecting sale of Keystone and Conemaugh, lower market demand Nuclear fleet capacity factor was 95.7% in Q3, producing 8.2 TWh; output up 5% vs Q3 2019 CCGT fleet capacity factor was 58% in Q3, producing 6.7 TWh; Keys, Sewaren and Bridgeport Harbor 5 operated at an average capacity factor of 81% Operations Regulatory and Market Environment Financial ZEC applications submitted for next three-year period in October; Preliminary decision from NJBPU Staff expected December 2020, final decision from NJBPU expected in April 2021 The NJBPU’s Resource Adequacy proceeding is ongoing, report expected Q1 2021 Strategic alternatives exploration: Expect to begin marketing of non-nuclear generation by year end PSEG Power’s total debt as a percentage of capitalization was 28% at September 30 PSEG Power’s 2020 guidance for non-GAAP Operating Earnings narrowed to $385 million - $430 million from $345 million - $435 million; non-GAAP Adjusted EBITDA guidance narrowed to $980 million - $1,045 million from $950 million - $1,050 million

PSEG

PSEG Financial Highlights Narrowing full-year 2020 non-GAAP Operating Earnings guidance to $3.35 - $3.50 per share from $3.30 - $3.50 per share PSE&G contribution approaches 80% of Operating Earnings in 2020 PSEG’s 5-year capital spending forecast of $13 billion - $15.7 billion, with over 90% directed at PSE&G, expected to produce 7% - 8% compound annual growth in rate base over 2020 - 2024 Over 70% of PSEG Power’s 2020 gross margin secured via energy hedges, capacity revenues, ZECs and ancillary services payments On February 18, 2020, increased 2020 indicative annual common dividend by $0.08 to $1.96 per share Financial position remains strong: Cash from PSEG Power and increasing cash from operations at PSE&G fund 2020 - 2024 capital spending program and support opportunity for dividend growth without the need to issue equity PSEG debt as a percentage of capitalization was 52% at September 30 PSEG issued $550 million, 5-year Senior Notes at 0.80% and $550 million, 10-year Senior Notes at 1.60%; Retired $500 million of 364-day term loan agreements PSEG, PSEG Power and PSE&G extended $4 billion of credit facilities through March 2024 PSEG credit measures remain solid

Narrowing PSEG 2020 Guidance - By Subsidiary $ millions (except EPS) 2020E 2019 PSE&G (Net Income) $1,325 - $1,355 $1,250 PSEG Power $385 - $430 $409 PSEG Enterprise/Other ($10) $7 Operating Earnings (non-GAAP)* $1,700 - $1,775 $1,666 Operating EPS (non-GAAP)* $3.35 - $3.50 $3.28 Updated Segment Operating Earnings Guidance and Prior Year Results (non-GAAP, except as noted)* $ millions 2020E 2019 PSEG Power $980 - $1,045 $1,035 PSEG Power Adjusted EBITDA (non-GAAP) *,** *See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG and Slide B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP) for PSEG Power and PSEG Enterprise/Other. **Adjusted EBITDA for the first nine months of 2020 includes pre-tax expenses of $36 million related to the purchase of NJ tax credits as part of the 2019 NJ Technology Tax Benefit Transfer Program. The benefit from the program’s tax credits is included in the income tax expense line item and more than offsets the expenses incurred for the purchase. There were no similar tax credit transactions in the first nine months of 2019. E = Estimate.

APPENDIX

ESG & Sustainability Summary

ESG Leadership

- **Clean Energy Future PSE&G positioned to make significant investments to decarbonize the New Jersey economy**
- ✓ PSE&G to invest $1B/3 years in Energy Efficiency, a 10X increase that will bring universal access to energy savings and opportunity to lower customer bills
- ✓ $1B of proposed investments in smart meters (AMI), electric vehicle charging infrastructure and energy storage
- ✓ **Powering Progress Initiative PSEG announced commitment to reduce GHG emissions from PSEG Power's fleet by 80% from 2005 levels by 2046**
- ✓ PSEG announced a strategic review of PSEG Power's non-nuclear generation
- ✓ PSEG Power is already at half the CO_2 intensity of PJM/U.S. averages
- ✓ PSEG Power is coal-free by mid-2021 with the planned early retirement of Bridgeport 3
- 2020 Climate Report follows the TCFD framework and our 2019 Sustainability Report is SASB compliant
- PSEG Power 2019 vision for **Net-Zero** Emissions by 2050
- Invested ~$1.9B in Solar Energy projects

ESG Policies & Goals

- PSEG is a vocal advocate for an economy-wide price on CO_2 emissions and preserving nuclear power plants for their favorable zero carbon attributes
- Diversity, Equity & Inclusion Commitment
- Human Rights Policy (2018)
- PSEG's long-term ESG goals and business strategy are aligned with many of the U.N.'s Sustainable Development Goals intended to stimulate action to set the world on a sustainable path by 2030


SUSTAINABLE DEVELOPMENT GOALS

ESG Recognition & Scores

- Named to the **Dow Jones Sustainability Index** North America 12 years in a row
- Named one of **America's Most JUST 100 Companies** by Forbes and JUST Capital
- Named to the **Forbes** 2020 List of **Best Employers for Diversity**
- **PSEG ESG Vital Signs: Relative Scores***


MSCI
PEERS
AA
PSEG in top 20% of all MSCI rated companies
ISS
PEERS
2-S 3-E
Bloomberg
PEERS
54
Sustainalytics
PEERS
71
SSGA R-Factor
PEERS
59
Worse
Better
PEER AVG
PSEG

*Scores from Best to Worst: MSCI – AAA to CCC, ISS - 1 to 5, Others - 100% to 0%
ESG=Environmental, Social, Governance; GHG=Greenhouse Gas; TCFD=Task force on Climate-related Financial Disclosures; SASB=Sustainability Accounting Standards Board
Note: PSEG ESG 2020 scores as of September 30, 2020.

30

PSE&G's capital program of $12.5B to $14.7B focused on reliability, resiliency, grid modernization and clean energy investments

~90% of investment receiving contemporaneous or near-contemporaneous regulatory treatment



PSE&G Capital Spending
2020E – 2024E
3,500
3,000
2,500
2,000
1,500
1,000
500
0
($ Millions)
2020E
2021E
2022E
2023E
2024E
Unapproved Programs:
• CEF–EE Extension, EC, EV & ES
• Identified Infrastructure Investment Program (IIP) Extensions (ES III & GSMP III)
Transmission
Electric Distribution
Gas Distribution
Clean Energy
2019-2023 MIC*

Includes AFUDC Debt.
Hashed portion of the chart represents unapproved portions of CEF filings and identified IIP Extensions.
*MIC =May Investor Conference.
E=Estimate.

31

Investment program provides opportunity for ~7% to 8% compound annual growth in rate base following approval of CEF-EE


PSE&G Year-End Rate Base
($ Millions)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
8.0% -
7.0% -
Unapproved Programs
2019
2020E
2021E
2022E
2023E
2024E
Transmission
Electric Distribution
Gas Distribution
Clean Energy

Hashed portion of the chart represents unapproved programs (CEF–EE extension, ES, EV, EC, GSMP III, and ES III).
Chart excludes Construction Work In Process. Year-end 2019 CWIP balance was $1.6B.
E = Estimate.

32

PSE&G T&D Margin Allocation Note: Distribution Margin is Weather Normalized and Comprised of Fixed (Flat Monthly Service Charge) + Variable Volume (Residential, Electric Small Commercial and Industrial (C&I), Gas C&I) + Peak Demand (Electric C&I, Large Gas C&I). E=Estimate Transmission and Residential segments of Distribution expected to contribute 75% of total PSE&G margin Transmission is fixed with no variable/ volume risk Distribution margin is ~60% Residential Significant portion of remaining margin comprised of fixed versus variable Distribution experienced an increase to Residential margins and decrease to C&I margins from COVID-19 Electric bad debt expense recovered through the societal benefits clause COVID-related O&M and Gas Bad Debt expense deferred beginning early March PSE&G 2020E Margin Allocation

PSEG maintains a solid financial position

PSEG Senior Unsecured Credit Ratings
Moody's = Baa1 / Outlook = Stable
S&P = BBB / Outlook = Stable

HoldCo Term Loans and Sr. Notes Outstanding as of 9/30/2020	
Term Loan due November 2020	$700M
Term Loan due March 2021 (STD)	$300M
Sr. Notes due November 2021	$300M
Sr. Notes due November 2022	$700M
Sr. Notes due June 2024	$750M
Sr. Notes due August 2025	$550M
Sr. Notes due August 2030	$550M
Short-Term Debt Outstanding:	**$0.3B**
Total Long-Term Debt Outstanding:	**$3.5B**

PSE&G Senior Secured Credit Ratings
Moody's = Aa3 / Outlook = Stable
S&P = A / Outlook = Stable

2020 PSE&G Debt Issuances	
Secured 2.45% MTNs due January 2030	$300M
Secured 3.15% MTNs due January 2050	$300M
Secured 2.70% MTNs due May 2050	$375M
Secured 2.05% MTNs due August 2050	$375M
Total Long-Term Debt Outstanding as of 9/30/2020:	**$10.9B**

PSEG Power Senior Unsecured Credit Ratings
Moody's = Baa1 / Outlook = Stable
S&P = BBB / Outlook = Stable

Senior Notes Outstanding as of 9/30/2020	
Sr. Notes due June 2021	$700M
Sr. Notes due September 2021	$250M
Sr. Notes due June 2023	$700M
Sr. Notes due November 2023	$250M
Sr. Notes due April 2031	$500M
Total Long-Term Debt Outstanding*:	**$2.4B**

*Includes $44M Pennsylvania Economic Development Financing Authority Tax-Exempt Bond Maturing 2042 backed by Letter of Credit maturing 2022
Note: Credit Ratings are as of October 30, 2020; Total Long-Term Debt Outstanding amounts may not add to PSEG Consolidated Total Long-Term Debt Outstanding due to rounding

34

PSEG Liquidity as of September 30, 2020

PSEG powering New Jersey’s response to COVID-19 New Jersey Gradually Re-Opens from COVID-19 Stay-at-Home Order NJ stay-at-home order lifted June 9; NJ continues phased re-opening of its economy NJBPU approved restart of in-home utility services May 20 with COVID-19 safety protocols PSEG Response to COVID-19 Extended suspension of electric and gas residential shut-offs to March 2021 in partnership with Governor Murphy and the NJBPU Utility and power work deemed “essential services” in NJ; capital plan intact Ongoing senior-level, cross-functional team remains engaged in overseeing dynamic pandemic response plan Donated 50,000 N95 masks and 200,000 pairs of gloves to NJ health care organizations earlier in the year PSEG Foundation announced commitment of $2.5 million to regional food banks, medical and community organizations, including a $1 million donation to the NJ Pandemic Relief Fund in Q2 PSEG Operations Planning “responsible re-entry” that will incorporate re-imagined, better ways to operate the business Employees operating effectively with latest COVID-19 health and safety protocols; PPE for all field associates Safety protocols are working: Confirmed COVID-19 incidence rates among PSEG employees are lower than those of the NJ and Long Island general populations Salem 2 Spring 2020 nuclear refueling outage successfully de-scoped Salem 1 Fall 2020 nuclear refueling outage underway Over half of all PSEG employees continue to work from home in NJ and on LI

Reconciliation of Non-GAAP Operating Earnings Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income. Includes the financial impact from positions with forward delivery months. Income tax effect calculated at the statutory rate except for lease related activity which is calculated at a combined leveraged lease effective tax rate, and NDT related activity which is calculated at the statutory rate plus a 20% tax on income (loss) from qualified NDT funds. A

Reconciliation of Non-GAAP Operating Earnings and Non-GAAP Adjusted EBITDA Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings and Adjusted EBITDA as non-GAAP financial measures and how they differ from Net Income/(Loss). B Income tax effect calculated at a combined leveraged lease effective tax rate. Includes the financial impact from positions with forward delivery months. Income tax effect calculated at the statutory rate except for NDT related activity which is calculated at the statutory rate plus a 20% tax on income (loss) from qualified NDT funds. Excludes amounts related to Operating Earnings (non-GAAP) reconciling items. Net of capitalized interest.